REGISTRATION RIGHTS AGREEMENT



          Registration Rights Agreement (this
"Agreement"), dated as of November 10, 1997 by and between The Aegis Consumer Funding
Group, Inc., a Delaware corporation (the
"Company"), and Greenwich Capital Financial
Products, Inc. (the "Holder").

                       RECITALS

          WHEREAS, the Company, as borrower,
Aegis Consumer Finance, Inc. and Aegis Auto
Finance, Inc., as guarantors and the Holder have heretofore entered into an Amended and Restated Credit Agreement dated as of June
23, 1997, to a Credit Agreement (as so
amended and restated, the "Credit
Agreement"), dated as of May 16, 1996, and in connection therewith the Company granted certain warrants to purchase Common Stock the "warrants"); and

          WHEREAS, pursuant to that certain
Securities Purchase Agreement dated as of the date hereof, by and between the Company and the Holder (the "Purchase Agreement"), the
Holder has agreed to deliver to the Company such documents as are necessary to terminate such Holder's rights under the Credit
Agreement (other than the provisions of
paragraphs (iii) and (iv) of Section 10.04 thereof, which shall survive such termination and shall remain in full force and effect in accordance with the terms of the Credit
Agreement) and the Company has agreed to (i) issue to the Holder in exchange therefor shares of Preferred Stock having an aggregate stated value of $4,000,000 and (ii) to cause any shares of the Preferred Stock or shares of Common Stock issued upon redemption of shares of Preferred Stock or upon exercise of warrants to purchase Common Stock issued upon redemption of shares of Preferred Stock, to be registered pursuant to the Securities Act;
and

          WHEREAS, the parties hereto hereby
desire to set forth the Holder's rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

          NOW, THEREFORE, in consideration of
the termination by the Holder of the Credit
Agreement pursuant to the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.     Definitions and
Usage.

               As used in this Agreement:

               1.1.      Definitions.

               Agent.  "Agent" means the
principal placement agent on an agented
placement of Registrable Securities.

               Commission.  "Commission"
shall mean the Securities and Exchange
Commission.

               Common Stock.  "Common Stock"
shall mean (i) the common stock, par value
$.01 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

               Continuously Effective.
"Continuously Effective," with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable
Securities thereunder for longer than either
(i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

               Demanding Holders.  "Demanding
Holders" shall have the meaning set forth in
Section 2.1(i).

               Demand Registration. "Demand
Registration" shall have the meaning set forth in Section 2.1(i).

               Exchange Act.  "Exchange Act"
shall mean the Securities Exchange Act of 1934, as amended.

               Holders.  "Holders" shall mean
the Person named as the Holder in the first paragraph of this Agreement and Transferees of such Person's Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with
Section 8, at such times as such Persons shall own Registrable Securities.

               Majority Selling Holders.
"Majority Selling Holders" shall mean those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.
               Person.  "Person" shall mean
any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

               Piggyback Registration.
"Piggyback Registration" shall have the
meaning set forth in Section 3.

               Preferred Stock.  "Preferred
Stock" shall mean (i) the Class E and Class F
Redeemable Preferred Stock, par value $.10 per share, stated value $1,000 per share, of the Company and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such preferred stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such preferred stock.

               Purchase Agreement.  "Purchase
Agreement" shall have the meaning set forth in the Recitals.

               Register, Registered and
Registration.  "Register", "registered", and
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

               Registrable Securities.
"Registrable Securities" shall mean, subject to Section 8 and Section 10.3: (i) the Shares owned by a Holder on the date of determination, (ii) any shares of Common
Stock or Preferred Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company; provided, however, that Registrable Securities shall not include any Shares which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided further, the Company shall have no obligation under
Section 2 or Section 3 to register any
Registrable Securities of a Holder if the Company shall deliver to the Holder requesting such registration an opinion of counsel reasonably satisfactory to such
Holder and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, without limitation, a Person will be deemed to be a holder or owner of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities
(by conversion, purchase or otherwise),
whether or not such acquisition has actually been effected.

               Registrable Securities then
outstanding. "Registrable Securities then outstanding" shall mean, with respect to a specified determination date, the Registrable
Securities owned by all Holders on such date.

               Registration Expenses.
"Registration Expenses" shall have the
meaning set forth in Section 6.1.

               Securities Act.  "Securities
Act" shall mean the Securities Act of 1933, as amended.

               Selling Holders.  "Selling
Holders" shall mean, with respect to a
specified registration pursuant to this
Agreement, Holders whose Registrable
Securities are included in such registration.

               Shares. "Shares" shall mean
the shares of Preferred Stock and the shares of Common Stock issuable upon redemption of the Preferred Stock or upon the exercise of any warrants issuable upon the redemption of the Preferred Stock.

               Transfer.  "Transfer" shall
mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of Registrable Securities (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings);
provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

               Underwriters' Representative.
"Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters'
Representative by the co-managers.

               Violation.  "Violation" shall
have the meaning set forth in Section 7.1.

               1.2.      Usage.

               (i)  References to a Person
are also references to its assigns and
successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

               (ii) References to Registrable
Securities "owned" by a Holder shall include
Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude Shares held by a Holder in a fiduciary capacity for customers of such Person.

               (iii)  References to a
document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

               (iv)  References to Sections
or to Schedules or exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

               (v)  The definitions set forth
herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

               (vi)  The term "including" and
correlative terms shall be deemed to be
followed by "without limitation" whether or not followed by such words or words of like import.

               (vii)  The term "hereof" and
similar terms refer to this Agreement as a whole.

               (viii)  The "date of" any
notice or request given pursuant to this Agreement shall be determined in accordance with Section 13.

          Section 2.     Demand Registration.

               2.1.

               (i)  The Company covenants and
agrees with the Holders, that upon written request of Holders that own an aggregate of 51% or more of the Registrable Securities then outstanding (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities
Act (a "Demand Registration"), and each
Demanding Holder shall be entitled to have included therein (subject to Section 2.7) all or such number of such Demanding Holder's
Registrable Securities as the Demanding
Holder shall request in writing. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand
Registration pursuant to this Section 2.1(i).

               (ii)  Whenever the Company
shall have received a demand pursuant to
Section 2.1(i) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

               2.2.      Following receipt of
a request for a Demand Registration, the Company shall:

               (i)  File the registration
statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

               (ii)    Use the Company's best
efforts to keep the relevant registration statement Continuously Effective for up to 180 days or until such earlier date as of which all the Registrable Securities under such Registration Statement shall have been disposed of in the manner described in the Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended, the foregoing period shall be extended by the aggregate number of days of such suspension.

               2.3.      The Company shall be
obligated to effect no more than two Demand
Registrations. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (iii) if reasonable and customary conditions to closing applicable to the Company specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and
(y) the date as of which such Demand
Registration shall have been Continuously
Effective for a period of 180 days.

               2.4.      A registration
pursuant to this Section 2 shall be on such appropriate registration form of the
Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(i).

               2.5.      If any registration
pursuant to Section 2 involves an
underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders, shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

               2.6.      Whenever the Company
shall effect a registration pursuant to this
Section 2 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities: (i) if such Selling
Holders have requested the inclusion therein of more than one class of Registrable
Securities, and the Underwriters'
Representative or Agent advises each such Selling Holder in writing that, in its opinion, the inclusion of more than one class of Registrable Securities would adversely affect such offering, the Demanding Holders holding at least a majority of the Registrable Securities proposed to be sold therein by them shall decide which class of Registrable Securities shall be included in such offering and the related registration, and the other class shall be excluded; and
(ii) if the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holders, securities shall be included in such offering and the related registration to the extent of the amount which can be sold within such price range.

          Section 3.     Piggyback
Registration.

               3.1.      If at any time the
Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) securities under the Securities Act in connection with a public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback
Registration"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to cause to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered.
The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to any Holder.

               3.2.      If the Underwriters'
Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: first, all securities proposed to be sold by the Company for its own account; second, the Registrable
Securities requested to be included in such registration by Holders pursuant to this
Section 3, and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, pro rata based on the estimated gross proceeds from the sale thereof; provided, however, that the Holders of Registrable Securities may have their respective proportions of included securities reduced below their pro rata portion to the extent, but only to the extent, that such reduction is required by the Registration
Rights Agreement dated as of January 29, 1996 by and among the Company, Swartz Investments, Inc. and the subscribers to the Company's
Series C Preferred Stock; and third, all other securities requested to be included in such registration.

               3.3.      Each Holder shall be
entitled to have its Registrable Securities included in an unlimited number of Piggyback
Registrations pursuant to this Section 3.

               3.4.      If the Company has
previously filed a registration statement with respect to Registrable Securities pursuant to Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such a previous registration.

          Section 4.     Registration
Procedures.  Whenever required under Section
2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

               4.1.      Prepare and file
with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders (selected by the Majority
Selling Holders) copies of all such documents in the form substantially as proposed to be filed with the Commission at least four (4) business days prior to filing for review and comment by such counsel and if such counsel reasonably disagrees with the Company as to the contents of any such disclosure, the Selling Holders may withdraw any Shares to be so registered from any such filing; provided, however, that a demand registration shall not be deemed to have been effected for purposes of Section 2 in connection with any registration statement from which such Shares are so withdrawn.

               4.2.      Prepare and file
with the Commission such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

               4.3.      Furnish to each
Selling Holder of Registrable Securities, without charge, such number of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

               4.4.      Use the Company's
best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue
Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority
Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               4.5.      In the event of any
underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement
(including indemnification and contribution obligations to underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registerable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any out-of-pocket expense pursuant to this sentence.

               4.6.      Promptly notify each
Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

               4.7.      Make generally
available to the Company's security holders copies of all periodic reports, proxy statements, and other information referred to in Section 10.1 and an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period,beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

               4.8.      Make available for
inspection by any Selling Holder, any
underwriter participating in such offering and the representatives of such Selling
Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executive officers and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act;
provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related
Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

               4.9.      Use the Company's
best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Underwriters and, if such counsel is also representing the Selling Holders, to such Selling Holders, in customary form and covering such matters of the type customarily covered by such letters.
The Company shall furnish to each Selling
Holder copies of any such comfort letter or legal opinion that is not otherwise addressed to such Selling Holder. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

               4.10.     Provide and cause to
be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

               4.11.     Use all reasonable
efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock or Preferred Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such
Registrable Securities.

               4.12.     Use the Company's
reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

               4.13.     Take such other
actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

          Section 5.     Holders'
Obligations.  It shall be a condition
precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

               5.1.      Furnish to the
Company such information regarding such
Selling Holder, the number of the Registrable
Securities owned by it, and the intended method of disposition of such securities and such other information known to such Selling
Holder as shall reasonably be required to effect the registration of such Selling
Holder's Registrable Securities, and to
cooperate with the Company in preparing such registration.

               5.2.      Agree to sell their
Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Section 2) or the Company (in the case of a registration under Section 3).

          Section 6.     Expenses of
Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

               6.1. With respect to each
Demand Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registration for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 8), including all registration, filing and
National Association of Securities Dealers,
Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and, in the case of a demand registration pursuant to Section 2, the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (selected by Demanding
Holders owning a majority of the Registrable
Securities owned by Demanding Holders to be included in a Demand Registration) (the
"Registration Expenses"), but excluding
underwriting discounts and commissions
relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) and any fees and disbursements of counsel for the Selling
Holders of Registrable Securities in any registration pursuant to Section 3, provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to
Section 2 if the registration is subsequently withdrawn at the request of the Majority
Selling Holders (in which case all Selling
Holders shall bear such expense), unless
Holders whose Registrable Securities
constitute a majority of the Registrable
Securities then outstanding agree that such withdrawn registration shall constitute one of the demand registrations under Section 2 hereof.
               6.2.      The Company shall
bear and pay all Registration Expenses
incurred in connection with any Piggyback
Registrations pursuant to Section 3. for each Selling Holder (which right may be Transferred to any Person to whom Registrable
Securities are Transferred as permitted by
Section 8), but excluding underwriting
discounts and commissions relating to
Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

               6.3.      Any failure of the
Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its obligations under this Agreement.

          Section 7.     Indemnification;
Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

               7.1.      To the extent
permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling
Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys, fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

               (i)  Any untrue statement or
alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

               (ii)  The omission or alleged
omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               (iii)  Any violation or
alleged violation by the Company of the
Securities Act, the Exchange Act, any
applicable state securities law or any rule or regulation promulgated under the
Securities Act, the Exchange Act or any
applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which (i) occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration or (ii) arises from an untrue statement or omission of a material fact contained in a preliminary prospectus if such untrue statement or omission was corrected in a subsequent preliminary prospectus or the final prospectus and copies of any such subsequent preliminary prospectus or final prospectus have been made available by the Company to the Underwriters (or the Selling Holders in the case of a non-underwritten offering).
The Company shall also indemnify
underwriters, selling brokers, dealer
managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section
20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

               7.2.      To the extent
permitted by applicable law, each Selling
Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling
Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other
Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation (i) occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration or (ii) arises out of the failure to distribute by the Selling Holders (in the case of a non-underwritten offering) of any preliminary prospectus or prospectus made available by the Company to such Selling Holders which corrects an untrue statement or omission of a material fact contained in a previous preliminary prospectus; provided, however, that (x) the indemnification required by this
Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant
Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section
7.2 exceed the gross proceeds from the
applicable offering received by such Selling
Holder.

               7.3. Promptly after receipt by
an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this
Section 7, such indemnified party shall
deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to each of the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7.
Any fees and expenses incurred by the
indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless
(i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys
(together with appropriate local counsel) at any time for all such indemnified parties.
No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

               7.4.      If the
indemnification required by this Section 7
from the indemnifying party is unavailable to
an   indemnified party hereunder in respect
of any losses, claims,   damages, liabilities
or expenses referred to in this Section 7:

               (i)       The indemnifying
party, in lieu of   indemnifying such
indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (ii) The parties hereto agree
that it would not   be just and equitable if
contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i).
No Person guilty of fraudulent
misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepre-

sentation.

               7.5.      If indemnification
is available under this Section 7, the
indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

               7.6.      The obligations of
the Company and the Selling Holders of
Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

            Section 8.   Transfer of
Registration Rights. Rights with respect to Registrable Securities may be transferred by the Holder to any Person in connection with the Transfer of Registrable Securities to such Person (a "Transferee"), in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and (y) the Transferor shall have delivered to the Secretary of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.

            Section 9.   Holdback. Each
Holder entitled pursuant to this Agreement to have Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters' Representative or Agent in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock or Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Preferred Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 5-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date in writing by the Company or such Underwriters'
Representative or Agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

          Section 10.    Covenants of the
Company.  The Company hereby agrees and
covenants as follows:

               10.1.     The Company shall
file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable
Securities without registration under the
Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the
Commission.

               10.2.     The Company shall
not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Preferred Stock, during the five business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to
Section 2 of this Agreement.

               10.3.     The Company shall
not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to
"Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable
Securities pursuant to any such merger,
consolidation or reorganization.

               10.4.     The Company shall
not grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand
Registration unless such registration rights provide that in the event that the Underwriter of any such demand registration determines that marketing factors require a limitation of the number of Registrable
Securities to be underwritten, the
Underwriter may limit the number of
Registrable Securities to be included in the demand registration and underwritten public offering such that all of the Registrable
Securities to be sold by any such Person shall be excluded and withdrawn from such registration prior to the exclusion and withdrawal of any Registrable Securities to be sold by any Selling Holder, it being understood, however, that, in the event of a Demand Registration hereunder, if III
Finance, Ltd. and/or The High Risk
Opportunities Hub Fund Ltd. (collectively,
"III") seek to include therein securities of the Company subject to that certain
Registration Rights Agreement dated as of April 30, 1997 by and between the Company and III, any reduction of Registrable Securities thereunder and hereunder included in such registration statement based on a determination of the underwriter will, as between III and the Holders, be borne pro rata by them.

          Section 11.    Amendment,
Modification and Waivers; Further Assurances.

                (i)      This Agreement may
be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable
Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

               (ii)      No waiver of any
terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

               (iii)     Each of the parties
hereto shall execute all such further
instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

          Section 12.    Assignment; Benefit.
This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning
Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.

          Section 13.    Miscellaneous.

               13.1.     Governing Law.  THIS
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF
DELAWARE, WITHOUT GIVING REGARD TO THE
CONFLICT OF LAWS PRINCIPLES THEREOF.

               13.2.     Notices.  All
notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail
(registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address set forth below or in the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement.


If to the Company:

          The Aegis Consumer Funding Group,
Inc.
          525 Washington Street, 29th Floor
          Jersey City, New Jersey 07310
          Telecopy: (201) 418-7379
          Attention: William Henle


If to the Holder:

          Greenwich Capital Financial
Products, Inc.
          600 Steamboat Road
          Greenwich, Connecticut  06830
          Telecopy: (203) 629-4571
          Attention: Charles A. Forbes, Jr.


Except as otherwise provided in this
Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed;
when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

               13.3.     Entire Agreement;
Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such Agreements embodies the entire understanding among the parties relating to such subject matter.

               13.4.     Injunctive Relief.
Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

               13.5.     Section Headings.
Section headings are for convenience of
reference only and shall not affect the
meaning of any provision of this Agreement.

               13.6.     Counterparts.  This
Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

               13.7.     Severability.  If
any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

               13.8.     Filing.  A copy of
this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

               13.9.     Termination. This
Agreement may be   terminated at any time by
a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock or Preferred Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

               13.10.    Attorney's Fees.  In
any action or   proceeding brought to enforce
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

               13.11.    No Third Party
Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          IN WITNESS WHEREOF, this Agreement
has been duly executed by the parties hereto as of the date first written above.

                              THE AEGIS
                              CONSUMER
                              FUNDING GROUP,
                                INC.



                              By:

                                  Name:
William Henle
                                  Title:
Chief Operating Officer



                              GREENWICH
CAPITAL FINANCIAL
                                PRODUCTS,
INC.



                              By:

                                   Name:
                                   Title:
                                             SCHEDULE A
                                        to Registration
                                       Rights Agreement



                 AGREEMENT TO BE BOUND
         BY THE REGISTRATION RIGHTS AGREEMENT


          The undersigned, being the
transferee of [_____ shares of the common stock, $.01 par value per share] [_____ shares of the preferred stock, $.01 par value per share; $1,000 stated value per share] [or describe other capital stock received in exchange for such common stock] (the
"Registrable Securities"), of The Aegis
Consumer Funding Group, Inc., a Delaware corporation (the "Company"), as a condition to the receipt of such Registrable
Securities, acknowledges that matters
pertaining to the registration of such
Registrable Securities are governed by the Registration Rights Agreement dated as of November __, 1997 initially between the Company and the Holder referred to therein
(the "Agreement"), and the undersigned hereby
(1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

               Agreed to this ____ day of
______________, ____.


____________________________


____________________________*


____________________________*



*Include address for notices.